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                             PINNACLE HOLDINGS INC.


                                  COMMON STOCK


                             ______________________


                          U.S. UNDERWRITING AGREEMENT

                             ______________________

                                                                   July   , 1999


Deutsche Bank Securities Inc.,
Salomon Smith Barney Inc.,
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Bank of America Securities LLC
Raymond James & Associates, Inc.
  As representatives of the
    several Underwriters named in
    Schedule I hereto,
c/o Deutsche Bank Securities Inc.
    1 South Street,
    Baltimore, MD  21202


Ladies and Gentlemen:

     Pinnacle Holdings Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule II hereto (the "Underwriters") an aggregate of shares (the "Firm Shares") and, at the election of the Underwriters, up to additional shares (the "Optional Shares") of Common Stock, par value $.001 per share ("Stock"), of the Company, and the selling stockholders named in
Schedule I hereto (the "Selling Stockholders"), severally, propose, subject to the terms and conditions stated herein, to sell to the Underwriters an
aggregate of        Firm Shares in the respective amounts set forth in
Schedule I (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 3 hereof being collectively called the "Shares").

      It is understood and agreed to by all parties that the Company is concurrently entering into an agreement (the
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"International Underwriting Agreement") providing for the sale by the Company of
up to a total of       shares of Stock (the "International Shares"), including
the overallotment option thereunder, through arrangements with certain underwriters outside the United States and Canada (the "International Underwriters"), for whom Deutsche Bank AG London, Salomon Brothers International Limited, Merrill Lynch International, Raymond James & Associates, Inc., Bank of America International Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") provides, among other things, for the transfer of shares of Stock between the two syndicates.
Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto as mentioned below. Except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock that may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

     It also is understood that the Company has entered into an agreement (the "Acquisition Agreement") to acquire (the "Acquisition") certain assets from Motorola, Inc. Although the Acquisition is not a condition to the offering of the Shares contemplated by this Agreement, the Acquisition may be paid for, in part, with proceeds from the issuance and sale by the Company of the Shares.

     1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

           (a) A registration statement on Form S-3 (File No. 333- ) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you,

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     and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a
     "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b)
     Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial
     Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; the Company meets all of the requirements for filing on Form S-3; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is or is deemed to be incorporated by reference therein.

           (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material

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     fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Deutsche Bank Securities Inc. ("Deutsche Bank") expressly for use therein;

           (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Deutsche Bank expressly for use therein;

           (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

           (e) The Company and its subsidiaries have good and indefeasible title to, or a valid leasehold interest in,

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     all of their material assets, except as is described in the Prospectus or where the failure thereof would not reasonably be expected to have a material adverse effect on the financial condition, results of operations, business or property of the Company and its subsidiaries on a consolidated basis (a "Material Adverse Effect");

           (f) Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; each of the Company and its subsidiaries has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted as described in the Prospectus. Each of the Company and its subsidiaries is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect;

           (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and (except for directors' qualifying shares and as described in the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

           (h) The unissued shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued and fully paid and nonassessable and will conform to the description of the Stock contained in the Prospectus;

           (i) The issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement and the compliance by the Company with all of the provisions of this Agreement and the International Under-

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     writing Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such conflicts, breaches or violations that, individually or in the aggregate, would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

           (j) The Company and its subsidiaries are in compliance in all material respects with all of the provisions of their respective certificate of incorporation and by-laws, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, a default by the Company or any of its subsidiaries under any indenture, agreement or other instrument, or any judgment, decree or order to which the Company or any of its subsidiaries is a party or by which they or any of their properties is bound which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

           (k) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Certain Federal Income Tax Con-

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     siderations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

           (l) Other than as set forth in the Prospectus, there is no action, suit, proceeding or any other litigation pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries, or in any other manner relating directly and materially adverse to the Company, any of its subsidiaries, or any of their material properties, in any court or before any arbitrator of any kind or before or by any governmental body which would reasonably be expected to have a Material Adverse Effect;

           (m) All licenses, permits, consents, certificates of need, authorizations, certifications, accreditations, franchises, approvals, grants of rights by, or filings or registrations with, any federal, state, local or foreign court or governmental or public body, authority, or other instrumentality or third person (including without limitation the Federal Communications Commission (the "FCC") and the Federal Aviation Authority (the "FAA") (any of the foregoing a "License") necessary for the Company and its subsidiaries to own, build, maintain or operate their businesses or properties have been duly authorized and obtained, are in full force and effect except where the failure to be so obtained or in effect would not, individually or in the aggregate, have a Material Adverse Effect; and the Company and its subsidiaries are and will continue to be in compliance in all material respects with all provisions thereof; no event has occurred which permits (or with the passage of time would permit) the revocation or termination of any License, or which could result in the imposition of any restriction thereon, which is of such a nature or the effect of which would reasonably be expected to have a Material Adverse Effect; no material License is the subject of any pending or, to the best of the Company's knowledge, threatened challenge or revocation which, if such License were revoked, would reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries are not required to obtain any material License that has not already been obtained from, or effect any material filing or registration that has not already been effected with, the FCC, the FAA or any other federal, state or local regulatory authority in connection with the execution and delivery of this Agree-

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     ment, the Shares, or the performance thereof, in accordance with their respective terms;

           (n) The Company and its subsidiaries are in compliance in all material respects with all applicable laws; the Company and its subsidiaries have duly and timely filed all reports, statements and filings that are required to be filed by any of them under the Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder, and are in all material respects in compliance therewith, including without limitation the rules and regulations of the FCC and FAA; the Company is not aware of any event or circumstance constituting noncompliance (or any person alleging noncompliance) with any rule or regulation of the FAA, which such event or circumstance would reasonably be expected to have a Material Adverse Effect;

           (o) The Company is not required to register under the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act"). Neither the entering into or performance by the Company of this Agreement nor the offering and sale of the Shares violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Commission or any other governmental or public body of authority pursuant to any provisions of such act;

           (p) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

           (q) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation as described in the Prospectus will enable it to continue to maintain the requirements for taxation as a real estate investment trust under the Code;

           (r) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will

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     be affected by the Year 2000 Problem. As a result of such review, the
     Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000; and

           (s) The representations and warranties of the Company and, to the best of its knowledge of the Company after due inquiry, each of the representations and warranties of Motorola, Inc. contained in the Acquisition Agreement are true and correct in all material respects on the date hereof; the Company has no reasonable basis to believe that the transactions contemplated by the Acquisition Agreement will not be consummated in accordance with its terms.

     2.    Representations and Warranties of the Selling Stockholders. Each
           ----------------------------------------------------------
Selling Stockholder listed on Schedule I severally represents and warrants to each Underwriter and the Company that:

           (a) Such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Firm Shares to be sold by such Selling Stockholder hereunder. This Agreement and the Power of Attorney attached hereto as Exhibit A have been duly executed and delivered by such Selling Stockholder.

           (b) Such Selling Stockholder will convey good and valid title to the Stock to be delivered by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities and claims whatsoever. Certificates in negotiable form for the aggregate number of Shares to be sold by such Selling Stockholder have been placed in custody, under a custody agreement with the Company as custodian in the form attached hereto as Exhibit B.

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           (c) The information with respect to such Selling Stockholder included in the Registration Statement and the Prospectus under the caption "Principal and Selling Stockholders" and "Underwriting" does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

           (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transaction contemplated herein, except such as may have been obtained under the Act or otherwise and such as may be required under state securities or the "Blue Sky" laws.

           (e) The performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under or result in the creation or imposition of any lien, charge, or encumbrance upon the assets or properties of such Selling Stockholder, pursuant to any indenture, mortgage, deed or trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or under and statute or under any order, rule or regulation applicable to such Selling Stockholder or of any court or other governmental body.

           (f) To the extent that any statement or omission in the Registration Statement, the Prospectus or any post-effective amendment or supplement thereto is made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, the Registration Statement, the Prospectus and all post-effective amendments and supplements thereto will (when they become effective or are filed with the Commission, as the case may be) conform in all material respects to the requirements of the Act and the rules and regulations promulgated thereunder and not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     3. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell, and the Selling Stockholders agrees, severally and not jointly, to sell, to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and

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each of the Selling Stockholders, at a purchase price per share of $     , the
number of Firm Shares set forth opposite the name of such Underwriter in
Schedule II hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at
their election up to           Optional Shares, at the purchase price per
share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     4. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Deutsche Bank may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders, shall be delivered by or on behalf of the Company and the Selling Stockholders to Deutsche Bank, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the

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account specified by the Company or such Selling Stockholder, as the case may be, to Deutsche Bank at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Deutsche Bank, 1 South Street, Baltimore, Maryland 21202 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30
a.m., New York City time, on             , 1999 or such other time and date as
Deutsche Bank and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Deutsche Bank in the written notice given by Deutsche Bank of the Underwriters' election to purchase such Optional Shares, or such other time and date as Deutsche Bank and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

           (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(k) hereof, will be delivered at the offices of Cahill Gordon & Reindel, 80 Pine Street., New York, NY 10005 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     6.    The Company agrees with each of the Underwriters:

           (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable,

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     such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

           (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

           (c) Prior to 10:00 A.M. New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary

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     in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

           (d) To make generally available to its stockholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

           (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the "Lock-up Period"), not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

           (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

           (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

           (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

           (i) To use its best efforts to list for quotation the Shares on the National Association of Securities Dealers Automated Quotations National Market System ("Nasdaq National Market"); and

           (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.


     7.    Covenants of Selling Stockholders.  Each Selling Stockholder agrees
           ---------------------------------
with the several Underwriters as follows:

           (a) Such Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

           (b) Such Selling Stockholder will use such Selling Stockholder's reasonable best efforts to do or perform all things required to be done or performed by it prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares.

           (c) Except for the sale of Shares, such Selling Stockholder will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Stock or rights to acquire the same, prior to the expiration of the Lock-up Period without the prior written consent of the Underwriters.

           (d) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares in violation of the 1934 Act or any applicable rules of the Nasdaq National Market.

           (e) Each Selling Stockholder agrees to notify the Underwriters promptly of any information that comes to such Selling Stockholder's attention that would cause such Selling Stockholder to have reason to believe that his or its representations, warranties and statements in this Agreement are not accurate in all material respects.

           (f) Except as herein contemplated with respect to the Shares to be included in the Registration Statement, each Selling Stockholder agrees to waive any registration rights to which such Selling Stockholder may be entitled in connection with the public offering herein contemplated.

     8. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Regis-tration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey;
(iv) all fees and expenses in connection with listing the Shares on the Nasdaq National Market; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 10 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make. Each Selling Stockholder shall pay the costs and expenses incident to the performance by it of its obligations hereunder and in connection with the offer, sale and delivery of the Shares to be sold by it, including any stock transfer taxes payable upon the sale of the Shares to the Underwriters, the fees and expenses of any counsel retained by it and the underwriting discounts and communications payable to the Underwriters.

     9. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

           (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

           (b) Cahill Gordon & Reindel, counsel for the Underwriters, shall have furnished to you such written opinion or opinions dated such Time of Delivery, with respect to the Shares, this Agreement, the Registration Statement and the Prospectus as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

           (c) Holland & Knight LLP, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Company is a corporation incorporated and validly existing as a corporation in good standing under the Laws of the State of Delaware. The Company has the requisite corporate power and authority to own the properties and conduct its business as now conducted as described in the Prospectus;

                (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business as now conducted as described in the Prospectus so as to require such qualifications, except where the failure to so qualify would not individually or in the aggregate have a Material Adverse Effect;

                (iii) Pinnacle Towers Inc. is a corporation incorporated and validly existing as a corporation in good standing under the laws of Delaware;

                (iv) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares conform to the description of the Stock contained in the Prospectus.

                (v) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and under the International Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                (vi) To the knowledge of such counsel, the issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any such conflicts, breaches or violations that, individually or in the aggregate, would not have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                (vii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is subject which, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect; and to such counsel's knowledge, no such proceedings are threatened by governmental authorities or others;

                (viii) To such counsel's knowledge, no consent, approval, authorization, license, qualification, exemption or order of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the International Underwriters;

                (ix) To such counsel's knowledge, all material Licenses necessary for the Company and its subsidiaries to own, build, maintain or operate their businesses or properties as now conducted as described in the Prospectus have been duly authorized and obtained and are in full force and effect;

                (x) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by the Company;

                (xi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Certain Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                (xii) The Company is not an "investment company," as such term is defined in the Investment Company Act;

                (xiii) Each document filed pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act") (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered), and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the regulations promulgated thereunder; and

                (xiv) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder, although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xi) of this Section 9(c); they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

           In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States.

           (d)  The Selling Stockholders shall have furnished to you the opinion
     of [              ], counsel for the Selling Stockholders, or of such
     other counsel to the Selling Stockholders as shall be satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, dated such Time of Delivery, to the effect that:

                (i) This Agreement has been duly executed and delivered by the Selling Stockholders.

                (ii) Each Selling Stockholder has the power and authority to sell, transfer and deliver in the manner provided in this Agreement the Shares being sold by such Selling Stockholders hereunder.

                (iii) The delivery by the Selling Stockholders to the several Underwriters of certificates for the Shares being sold hereunder by the Selling Stockholders against payment therefor as provided herein, assuming the Underwriters purchased the Shares in good faith without knowledge of any adverse claim, will pass good and valid title to such Shares to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever.

           (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP and [ ] shall have furnished to you a comfort letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you and each of KPMG LLP, Ernst & Young LLP and Arthur Andersen LLP shall have furnished to you a comfort letter, dated the date of the Prospectus, in form and substance satisfactory to you;

           (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any Loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any Labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

           (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause
     (iv) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (i) The Shares to be sold at such Time of Delivery shall have been duty listed for quotation on National Market;

           (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of the directors and executive officers and ARBY II substantially to the effect set forth in Subsection 6(e) hereof in form and substance satisfactory to you;

           (k) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

           (l) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request;

           (m) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of such Time of Delivery as if made on and as of such date, and you shall have received certificates, dated as of such Time of Delivery and signed by or on behalf of the Selling Stockholders to the effect set forth in this Section 9(m); and

           (n) The Selling Stockholders shall not have failed at or prior to such Time of Delivery to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to such Time of Delivery.

     10. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Deutsche Bank expressly for use therein.

           (b) The Company also will indemnify and hold harmless Raymond James & Associates, Inc. ("Raymond James") and each person, if any, who controls Raymond James within the meaning of either Section 15 of the Act, or
     Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Raymond James's participation as a "qualified independent underwriter" within the meaning of Rule 2720 of the National Association of Securities Dealers' Conduct Rules in connection with the offering of the Common Stock, except for any losses, claims, damages liabilities, and judgments resulting from Raymond James's, or such controlling person's, willful misconduct, bad faith or gross negligence.

           (c) Each Selling Stockholder will, severally but not jointly, indemnify and hold harmless the Company, each Underwriter and each person, if any, who controls the Company or any Underwriter within the meaning of
     Section 15 of the Act of Section 20 of the 1934 Act against any losses, claims, damages or liabilities to which the Company, underwriter or controlling person may become subject under the Act, the 1934 Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Selling Stockholder through the Company (but only in its capacity as custodian of the Selling Stockholders) specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or Underwriter or controlling person in connection with investigating or defending any such action or claim as such expenses are incurred; provided, that each Selling Stockholder shall not be liable under this Section 10 for any amounts in excess of the product of the purchase price per share set forth in Section 3 hereof and the number of shares being sold by such Selling Stockholder hereunder.

           (d) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Deutsche Bank expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

           (e) Promptly after receipt by an indemnified party under subsection
     (a), (b) or (c) above of notice of the com-mencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all Liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

           (f) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by each party to this Agreement from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of each party to this Agreement in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any Legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection
     (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

           (g) The obligations of the Company under this Section 10 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     11. (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

           (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares that remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery arid, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the

     Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

           (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares that remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

     13. If this Agreement shall be terminated pursuant to Section 11 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 10 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 8 and 10 hereof.

     14.    Information Supplied by the Underwriters and Selling Stockholders.
            -----------------------------------------------------------------

           (a) The statements set forth in the last paragraph on the front cover page of the Prospectus relating to the Shares and paragraph [ ] under the heading "Underwriting" in the Prospectus relating to the Securities (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company and the Selling Stockholders for the purposes of Section 2(b), 10(a) and 10(c) hereof. Each Underwriter confirms that such statements, to the extent such statements related to each such Underwriter, are correct in all material respects.

           (b) The number of shares of Common Stock beneficially owned by the Selling Stockholders prior to and after the offering of the Securities and footnotes in Table 1 under the heading "Principal and Selling Stockholder" in the Prospectus constitute the only information furnished by the Selling Stockholders to the Company and the Underwriters for the purposes of
     Section 10(b) hereof. Each Selling Stockholder confirms that such information, to the extent such statements relate to such Selling Stockholder, is correct in all material respects.

     15. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Deutsche Bank, 1 South Street, Baltimore, Maryland 21202, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     16. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     18. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York.

     19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Master Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        PINNACLE HOLDINGS INC.



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Accepted as of the date hereof:

Deutsche Bank Securities Inc.,
Salomon Smith Barney Inc.,
Goldman, Sachs & Co.,
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner &
  Smith Incorporated
Raymond James & Associates, Inc.
  As representatives of the several
    U.S. Underwriters

By: DEUTSCHE BANK SECURITIES INC.


By:
   -------------------------------------
   Name:
   Title:

                                   SCHEDULE I
                                   ----------

                             [Selling Stockholders]

                                  SCHEDULE II
                                  -----------


                                                                                                     Number of
                                                                                                  Optional Shares
                                                                              Total Number        to be Purchased
                                                                             of Firm Shares      if Maximum Option
                    Underwriter                                             to be Purchased          Exercised
                    -----------                                             ---------------      -----------------
Deutsche Bank Securities Inc. ..................................
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated..................................................
Salomon Smith Barney Inc. ......................................
Raymond James & Associates, Inc. ...............................
Banc of America Securities LLC..................................
                                                                             -----------------     -----------------
    Total.......................................................
                                                                             =================     =================

                                      -35-